UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 27, 2007

Intrepid Global Imaging 3D, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

William R. Dunavant, Chief Executive Officer / Chief Financial Officer

2624 Eagle Cove Drive Park City. Utah. 84060
(Address of principal executive offices)

(435) 659- 6018
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On November 27, 2007, the board of directors approved an amendment to the certificate of incorporation name to Versa Card, Inc.

(b)

On November 27, 2007, the certificate of amendment of “Intrepid Global Imaging 3D, Inc.”, changing its name from “Intrepid Global Imaging 3D, Inc.” to “Versa Card, Inc.”, is to be filed with the Secretary of State of the State of Delaware.

(c)	The CUSIP number is to be received by Signature Stock Transfer the company’s transfer agent.

(d)	The effective date for the name change to Versa Card, Inc. is to be received.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Intrepid Global Imaging 3D, Inc.

Signature	Date

By: /s/ William R. Dunavant	November 27, 2007
Name: William R. Dunavant
Title: Chief Executive Officer / Chief Financial Officer